Al Frank Fund (the “Fund”)
Investor and Advisor Classes
A series of Advisors Series Trust

February 8, 2007

Supplement to the Prospectus
dated April 30, 2006

Effective January 1, 2007, the Fund’s investment advisor, Al Frank Asset Management, Inc. has contractually agreed to lower the Fund’s Total Annual Operating Expense limit from 1.98% to 1.49% and 1.73 % to 1.24% for the Investor and Advisor Classes, respectively. This waiver is for an indefinite term of not less than one year.

The Expense Table and Expense Example below replaces the Expense Table and Expense Example for the Al Frank Fund on pages 8 and 9 of the Prospectus:

Expense Table

Shareholder Transaction Expenses
(fees paid directly from your investment)	Al Frank Fund
	Investor Class	Advisor Class
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)[1]	None	None
Maximum Sales Load Imposed on Reinvested Dividends[1]	None	None
Redemption Fee (as a percentage of amount redeemed)[2]	2.00%	2.00%
Deferred Sales Load	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)	Al Frank Fund

	Investor Class	Advisor Class
Investment Advisory Fee	1.00%	1.00%
Rule 12b-1 Distribution Fee	0.25%	0.00%
Other Expenses[3]	0.40%	0.40%
Total Annual Fund Operating Expenses	1.65%	1.40%
Less Expense Waiver/Reimbursement	-0.16%	-0.16%
Net Annual Fund Operating Expenses[4]	1.49%	1.24%

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[1]	The shares of the Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares of the Funds. The Funds’ transfer agent charges a $15 fee for wire redemptions.
[2]
The redemption fee applies only to those shares that have been held for less than 60 days. The fee is payable to the respective Fund and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

[3]	Other expenses include custodian, transfer agency and other customary fund expenses.
[4]
Effective January 1, 2007, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund, until such contractual agreement is terminated by the Board of Trustees of the Fund, to ensure that Net Annual Fund Operating Expenses do no exceed 1.49% for the Investor Class and 1.24% for the Advisor Class. During the prior fiscal year, the Advisor limited net annual fund operating expenses to 1.98% for the Investor Class and 1.73% for the Advisor Class. The expenses are presented as if the new expense waivers (i.e., lower net annual fund operating expenses) were in effect for the previous fiscal year. This contract may be terminated only by the Board. In turn, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. The Advisor is permitted to seek reimbursement from the Fund for three years from the date fees were waived or reimbursed.

Expense Example

	One Year	Three Years	Five Years	Ten Years
Al Frank Fund - Investor Class	$152	$471	$813	$1,779
Al Frank Fund - Advisor Class	$126	$393	$681	$1,500

Please keep this supplement with your Prospectus for future reference.

The date of this supplement is February 8, 2007.